UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 9, 2014

VIASYSTEMS GROUP, INC.

(Exact Name Of Registrant As Specified In Charter)

Delaware	001-15755	75-2668620
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 South Hanley Road

St. Louis, MO 63105

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (314) 727-2087

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Third Supplemental Indenture. On April 9, 2014, Viasystems Group, Inc., (the “Company”), Viasystems, Inc., a subsidiary of the Company, the guarantors (named therein), and Wilmington Trust, National Association, as trustee (the “Trustee”), entered into a Third Supplemental Indenture (the “Third Supplemental Indenture”) which amended and supplemented the definition of “Permitted Liens” in the existing indenture dated as of April 30, 2012 among Viasystems, Inc., the guarantor parties thereto and the Trustee, as previously amended by supplemental indentures dated as of May 2, 2012 and June 27, 2012.

The foregoing description of the Third Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Supplemental Indenture which is attached hereto as Exhibit 4.1 and the contents thereof are incorporated herein by reference.

Amendment No. 9 to Loan and Security Agreement. On April 9, 2014, Viasystems Technologies Corp., L.L.C., Viasystems Corporation, Viasystems Sales, Inc., DDi Cleveland Holdings Corp., Coretec Building Inc., and Trumauga Properties, Ltd., as borrowers (the “Borrowers”), and Viasystems, Inc., as guarantor (the “Guarantor”), entered into Amendment No. 9 to Loan and Security Agreement (“Amendment No. 9”) by and among the Borrowers, the Guarantor, and Wells Fargo Capital Finance, LLC, as agent and lender, in respect of the Loan and Security Agreement dated as of February 16, 2010, by and among the Borrowers, the Guarantor, the agent and the lenders named therein. The full text of Amendment No. 9 is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 8.01. Other Events.

On April 9, 2014, the Company issued a press release announcing that Viasystems, Inc., a wholly owned subsidiary of the Company, has received requisite consents for the previously announced solicitation of consents from holders of its 7.875% Senior Secured Notes due 2019. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

4.1	Third Supplemental Indenture, dated as of April 9, 2014, among Viasystems Group, Inc., Viasystems, Inc., the guarantors named therein and Wilmington Trust, National Association, as trustee

10.1	Amendment No. 9 to Loan and Security Agreement, dated as of April 9, 2014, and among Viasystems Technologies Corp., L.L.C., Viasystems Corporation, Viasystems Sales, Inc., DDi Cleveland Holdings Corp., Coretec Building Inc., and Trumauga Properties, Ltd., as Borrowers, Viasystems, Inc., as Guarantor, and Wells Fargo Capital Finance, LLC, as Agent and Lender.

99.1	Press release issued by the Company entitled “Viasystems Announces the Receipt of Requisite Consents in Consent Solicitation for 7.875% Senior Secured Notes Due 2019.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASYSTEMS GROUP, INC.

By:	/s/ Daniel J. Weber
Daniel J. Weber
Vice President and General Counsel

Date: April 9, 2014

INDEX TO EXHIBITS

Exhibit Number	Description

4.1	Third Supplemental Indenture, dated as of April 9, 2014, among Viasystems Group, Inc., Viasystems, Inc., the guarantors named therein and Wilmington Trust, National Association, as trustee

10.1	Amendment No. 9 to Loan and Security Agreement, dated as of April 9, 2014, and among Viasystems Technologies Corp., L.L.C., Viasystems Corporation, Viasystems Sales, Inc., DDi Cleveland Holdings Corp., Coretec Building Inc., and Trumauga Properties, Ltd., as Borrowers, Viasystems, Inc., as Guarantor, and Wells Fargo Capital Finance, LLC, as Agent and Lender.

99.1	Press release issued by the Company entitled “Viasystems Announces the Receipt of Requisite Consents in Consent Solicitation for 7.875% Senior Secured Notes Due 2019.”